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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

       RELATING TO PRESS RELEASE REPORTING FIRST QUARTER FINANCIAL RESULTS


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002



                              INSILICON CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)





      000-29513                                           77-052615
      ---------                                           ---------
(Commission File No.)                         (IRS Employer Identification No.)



                             411 East Plumeria Drive
                               San Jose, CA 95134
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 894-1900




                         ------------------------------



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Item 5. Other Events.

     On January 15, 2002, inSilicon Corporation announced its financial results for the first fiscal quarter ending December 31, 2001. The issued press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

       99.1 Press Release, dated as of January 15, 2002, entitled "inSilicon Corporation Reports First Quarter Financial Results."





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        INSILICON CORPORATION

Dated:  January 24, 2002                By: /s/ Bryan J. LeBlanc
                                            ------------------------------------
                                            Bryan J. LeBlanc
                                            Executive Vice President and
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS


       99.1 Press Release, dated as of January 15, 2002, entitled "inSilicon Corporation Reports First Quarter Financial Results."